SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          October 26, 1996
               Date of Report (Date of earliest event reported)


                             AKORN, INC.
          (Exact name of Registrant as specified in its charter)


    LOUISIANA                   0-13976          72-0717400
(State or other jurisdiction  (Commission     (I.R.S. Employer
      of incorporation)       File Number)   Identification Number)


                          100 Akorn Drive
                 Abita Springs, Louisiana 70420
         (Address of principal executive offices) (Zip Code)

                          (504) 893-9300
         (Registrant's telephone number, including area code)


                          Not Applicable
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On October 29, 1996 Akorn, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 discussing the Company's revenues for the quarter ended September 30, 1996 and the change of the Company's fiscal year described in Item 8 below.

Item 7.   Financial Statements and Exhibits.

(a)  No financial statements are filed with this report.

(b)  Exhibits.

     99.1 Press release issued the Company on October 29,
          1996 concerning the Company's financial results for the quarter September 30, 1996 and the change of fiscal year described in Item 8 below.

Item 8.   Change in Fiscal Year.

On October 26, 1996, the Company's Board of Directors determined to change the Company's fiscal year from the year ending June 30 to the year ending December 31. The six-month transition period beginning July 1, 1996 and ending December 31, 1996 will be reported on a Form 10-K that will be filed on or before March 31, 1997.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              By:  /s/ Eric M. Wingerter
                                   __________________________
                                       Eric M. Wingerter
                                   Vice President - Finance
                                      and Administration
                                    and Chief Financial Officer
Dated:  November 4, 1996